CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Mar. 31, 2022	Jun. 30, 2021	Jun. 30, 2020
CONDENSED CONSOLIDATED BALANCE SHEETS
Allowance doubtful accounts	$ 15,600	$ 15,600	$ 11,600
Shareholders' equity:
Common stock,par value	$ 0.05	$ 0.05	$ 0.05
Common stock, authorized shares	20,000,000	15,000,000	15,000,000
Common stock, issued shares	7,023,401	6,477,945	2,881,065
Common stock, outstanding shares	7,003,599	6,458,143	2,861,263
Stock held in treasury, shares	19,802	19,802	19,802